Loss per share	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Loss per share
17.	Loss per share

The Company calculates basic net income (loss) per share attributable to equity holders of the Company and diluted net loss per share attributable to equity holders of the Company by dividing the net income (loss) attributable to equity holders of the Company by the weighted average number of common shares outstanding during the period. Diluted net income per share attributable to common stockholders is computed by dividing net income attributable to equity holders of the Company by the diluted number of shares outstanding during the period.

Except where the result would be antidilutive to net income, diluted net income per share attributable to equity holders of the Company is computed assuming the exercise of share options and the vesting of RSUs (using the treasury stock method), as well as their related income tax effects.

Basic and diluted net loss per share attributable to equity holders of the Company was calculated as follows:

	Year ended December 31,
	2018	2017 Restated*	2016 Restated*
	(euros in thousands, except per share data)
Numerator:
Net loss attributable to equity holders of the Company	(24,235)	(64,685)	(47,429)
Denominator:
Weighted average shares outstanding—basic and diluted	22,286,720	19,196,440	13,236,649
Loss per share—basic and diluted	(1.09)	(3.37)	(3.58)

*	See Note 4 for details regarding the restatement as a result of a change in accounting policy

During the years ended December 31, 2018, 2017 and 2016, share options and unvested RSUs were excluded from the calculation of net loss per attributable to equity holders of the Company due to their antidilutive effect.

The Company did not declare dividends for any of the years presented in these financial statements.